Exhibit 99.1

The following information regarding the trust portfolio is as of April 30, 2024.

For purposes of the tables below, “Number of Accounts” refers to all accounts in the trust portfolio, including any accounts that are inactive accounts and zero-balance accounts, which in some cases may be closed accounts that have not yet been removed from the originator’s computer system and from the trust portfolio. The originator may from time to time remove inactive accounts from its computer system and from the trust portfolio for purposes of administrative efficiency. Because the future composition of the trust portfolio will change over time, these tables are not indicative of the composition of the trust portfolio at any subsequent time.

Composition by Retailer Type
Trust Portfolio

Retailer Type	Percentage of Total Principal Receivables
Soft Goods	35.15%
Co-Brand	36.83%
Jewelry	20.84%
Furniture	5.88%
Department Store	1.26%
Other	0.03%
Total(1)	100.00%
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(1) Percentages may not add up to the total due to rounding.

The table immediately below sets forth the retailer groups that have credit card programs that account for more than 7.5% of principal receivables balances in the trust portfolio as of April 30, 2024. Except for the retailer groups listed below, no other retailer group’s credit card program accounts for more than 7.5% of the principal receivables in the trust portfolio as of April 30, 2024.

Composition by Retailer Group of
Trust Portfolio
(Dollars in Thousands; Accounts in Thousands)

Retailer Group(1)	Number of Accounts	Percentage of Total Number of Accounts	Principal Receivables	Percentage of Total Principal Receivables
Signet Retail Group	2,635	8.19%	$ 1,123,181	20.72%
Victoria’s Secret Retail Group(2)	8,554	26.58%	$ 805,514	14.86%
Retailer Groups less than 7.5%	20,998	65.24%	$ 3,492,170	64.42%
Total(3)	32,187	100.00%	$ 5,420,865	100.00%
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(1) Includes each individual retailer in the trust commonly owned by the retailer group.
(2) Victoria’s Secret Retail Group includes Victoria’s Secret Private Label and Victoria’s Secret Mastercard Co-Brand credit card programs.
(3) Amounts and percentages may not add up to the total due to rounding.

Composition by Individual Retailer of
Trust Portfolio
(Dollars in Thousands; Accounts in Thousands)

Retailer	Number of Accounts	Percentage of Total Number of Accounts	Principal Receivables	Percentage of Total Principal Receivables
Victoria's Secret Private Label (1)	7,976	24.78%	$ 680,370	12.55%
Kay Jewelers Private Label	1,955	6.07%	$ 775,053	14.30%
Caesar's Entertainment VISA Co-Brand	739	2.30%	$ 754,294	13.91%
Bread RewardsTM American Express® Proprietary(2)	1,022	3.18%	$ 441,699	8.15%
Jared Private Label	639	1.98%	$ 341,703	6.30%
Loft Mastercard Co-Brand	1,069	3.32%	$ 271,118	5.00%
Torrid Private Label	1,407	4.37%	$ 229,437	4.23%
Lane Bryant Private Label	1,884	5.85%	$ 194,567	3.59%
Sony VISA Co-Brand	251	0.78%	$ 194,161	3.58%
Express Private Label	1,775	5.52%	$ 162,620	3.00%
Other Retailers(3)	13,470	41.85%	$ 1,375,844	25.38%
Total(4)	32,187	100.00%	$ 5,420,865	100.00%
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(1)    Victoria’s Secret Mastercard Co-Brand program is included in Other Retailers.
(2) Includes both Bread RewardsTM American Express® Proprietary accounts converted from Comenity® Mastercard® Proprietary accounts and non-converted Comenity® Mastercard® Proprietary accounts.
(3) Retailers individually representing a lesser percentage of principal receivables balances in the trust portfolio as of April 30, 2024.
(4)    Amounts and percentages may not add up to the total due to rounding.

Composition by Account Balance
Trust Portfolio
(Dollars in Thousands; Accounts in Thousands)

Account Balance Range	Number of Accounts	Percentage of Total Number of Accounts	Principal Receivables	Percentage of Total Principal Receivables
Credit Balance	253	0.79%	$ (8,328)	(0.15)%
No Balance	26,203	81.41%	$ -	-
$0.01 - $500.00	3,319	10.31%	$ 584,415	10.78%
$500.01 - $1,000.00	909	2.82%	$ 661,218	12.20%
$1,000.01 - $2,000.00	790	2.45%	$ 1,122,015	20.70%
$2,000.01 - $3,000.00	314	0.98%	$ 768,427	14.18%
$3,000.01 - $4,000.00	149	0.46%	$ 514,205	9.49%
$4,000.01 - $5,000.00	82	0.26%	$ 367,277	6.78%
$5,000.01 - $6,000.00	49	0.15%	$ 268,878	4.96%
$6,000.01 - $7,000.00	32	0.10%	$ 207,383	3.83%
$7,000.01 - $8,000.00	22	0.07%	$ 163,995	3.03%
$8,000.01 - $9,000.00	16	0.05%	$ 132,349	2.44%
$9,000.01 - $10,000.00	12	0.04%	$ 109,950	2.03%
$10,000.01 or more	38	0.12%	$ 529,080	9.76%
Total(1)	32,187	100.00%	$ 5,420,865	100.00%
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(1)    Amounts and percentages may not add up to the total due to rounding.

Composition by Credit Limit
Trust Portfolio
(Dollars in Thousands; Accounts in Thousands)

Credit Limit Range	Number of Accounts	Percentage of Total Number of Accounts	Principal Receivables	Percentage of Total Principal Receivables
No Credit Limit	310	0.96%	$ 2,824	0.05%
$0.01 - $500.00	5,564	17.29%	$ 147,628	2.72%
$500.01 - $1,000.00	9,472	29.43%	$ 334,072	6.16%
$1,000.01 - $2,000.00	6,172	19.17%	$ 723,572	13.35%
$2,000.01 - $3,000.00	2,295	7.13%	$ 781,083	14.41%
$3,000.01 - $4,000.00	1,451	4.51%	$ 521,568	9.62%
$4,000.01 - $5,000.00	1,940	6.03%	$ 446,882	8.24%
$5,000.01 - $6,000.00	985	3.06%	$ 341,103	6.29%
$6,000.01 - $7,000.00	688	2.14%	$ 292,117	5.39%
$7,000.01 - $8,000.00	760	2.36%	$ 275,624	5.08%
$8,000.01 - $9,000.00	654	2.03%	$ 279,730	5.16%
$9,000.01 - $10,000.00	614	1.91%	$ 227,442	4.20%
$10,000.01 or more	1,283	3.99%	$ 1,047,222	19.32%
Total(1)	32,187	100.00%	$ 5,420,865	100.00%
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(1) Amounts and percentages may not add up to the total due to rounding.

Composition by Account Age
Trust Portfolio
(Dollars in Thousands; Accounts in Thousands)

Account Age Range	Number of Accounts	Percentage of Total Number of Accounts	Principal Receivables	Percentage of Total Principal Receivables
Not More than 12 Months	1,958	6.08%	$ 746,683	13.77%
Over 12 Months to 24 Months	2,195	6.82%	$ 517,124	9.54%
Over 24 Months to 36 Months	2,182	6.78%	$ 393,584	7.26%
Over 36 Months to 48 Months	2,053	6.38%	$ 321,670	5.93%
Over 48 Months to 60 Months	4,242	13.18%	$ 479,746	8.85%
Over 60 Months	19,558	60.76%	$ 2,962,058	54.64%
Total(1)	32,187	100.00%	$ 5,420,865	100.00%
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(1) Amounts and percentages may not add up to the total due to rounding.

Cardholders whose accounts are designated for the trust portfolio had billing addresses in all 50 states, the District of Columbia and other U.S. territories, except for approximately 0.04% of the principal receivables balance for the trust for which cardholders had billing addresses located outside of the United States, the District of Columbia or other U.S. territories. Except for the five states listed below, no state accounted for more than 5% of the number of accounts or 5% of the total principal receivables balances as of April 30, 2024.

Composition by Billing Address
Trust Portfolio

State	Percentage of Total Number of Accounts	Percentage of Total Principal Receivables
California	10.36%	11.88%
Texas	8.49%	9.28%
Florida	9.07%	7.66%
New York	7.18%	6.14%
Illinois	4.54%	5.31%

The bank uses credit bureau scoring and a proprietary scoring model developed for the bank as tools in the underwriting process and for making credit decisions.  The bank uses credit bureau scoring and a proprietary scoring model also for purposes of monitoring obligor credit quality. The bank’s proprietary scoring model is based on historical data and requires the bank to make various assumptions about future performance.  As a result, the bank’s proprietary model is not intended, and should not be relied upon, to forecast actual future performance.

With respect to credit bureau scoring, the bank utilizes VantageScore® credit scores to assist in its assessment of credit quality. Credit scores are obtained at origination of the account and are refreshed monthly thereafter to assist in predicting obligor behavior. The bank categorizes these credit scores into the following three credit score categories: (i) 661 or higher, which are considered the strongest credits and therefore have the lowest credit risk; (ii) 601 to 660, considered to have moderate credit risk; and (iii) 600 or less, which are considered weaker credits and therefore have the highest credit risk. In certain limited circumstances there are obligor accounts for which a credit score is not available and the bank uses alternative sources to assess credit risk and predict behavior.

The below table reflects the distribution of the accounts designated to the trust portfolio by obligor VantageScore® as of April 30, 2024. Because the future composition of the trust portfolio will change over time, obligor credit quality as shown in the table below is not indicative of obligor credit quality for the trust portfolio at any subsequent time. In addition, the bank’s assessment of obligor credit quality may change over time depending on the conduct of the cardholder and changes in the proprietary scoring models used by the bank.

Composition by Obligor Credit Bureau Score
Trust Portfolio
(Dollars in Thousands)

Obligor Credit Bureau Score Range	Principal Receivables	Percentage of Total Principal Receivables
No Score	$ 435	0.01%
600 or Less	$ 723,803	13.35%
601 - 660	$ 1,514,691	27.94%
661 or Greater	$ 3,181,935	58.70%
Total(1)	$ 5,420,865	100.00%
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(1) Amounts and percentages may not add up to the total due to rounding.